Exhibit 10.1

AMENDMENT

TO

LINE OF CREDIT AGREEMENT

THIS AMENDMENT TO THE LINE OF CREDIT AGREEMENT (this “Amendment”), dated as of July 13, 2026, is made by and among NextTrip, Inc, a Nevada corporation (the “Borrower”), and Monaco Investment Partners II, LP, a Limited Partnership organized under the laws of the State of Illinois (the “Lender”). The Borrower and Lender shall be referred to herein, jointly, as the “Parties” and, individually, as a “Party.”

RECITALS

WHEREAS, the Borrower and the Lender entered into that certain Line of Credit Agreement, dated as of May 6, 2025 (as may be amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the original maturity date for the Credit Agreement was May 31, 2027 (the “Original Maturity Date”);

WHEREAS, pursuant to Section 6.2 of the Credit Agreement, a written instrument executed by the Borrower and the Lender is required to amend the Credit Agreement; and

WHEREAS, the Borrower and the Lender desire and hereby agree to amend the Credit Agreement to extend the Maturity Date as set forth herein, and acknowledge and confirm that the Credit Agreement, as so amended, is not cancelable and will not expire within one year of the Original Maturity Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Definitions; Interpretation.

Capitalized terms used but not defined herein have the same meanings as in the Credit Agreement.

2. Consent.

The Borrower and the Lender hereby consent to the amendment to the Credit Agreement contemplated herein.

3. Amendment to the Credit Agreement.

As of [July __, 2026] (the “Effective Date”), the Credit Agreement shall be amended as follows.

(a)	Section 3.1 is hereby amended and restated in its entirety to read as follows:

3.1 Maturity Date: The full outstanding principal balance, together with any accrued but unpaid interest, shall be due and payable in full by Borrower on May 31, 2028, unless otherwise extended by mutual written agreement of the parties.

4. Confirmation of Non-Cancellability.

The Parties acknowledge and agree that, from and after the Effective Date, the Credit Agreement, as amended hereby, shall remain in full force and effect through May 31, 2028, and shall not be cancelable or terminable by either Party prior to such date, except as expressly provided in the Credit Agreement as amended hereby. For the avoidance of doubt, the foregoing shall not limit Borrower’s right to prepay amounts outstanding under Section 3.2 of the Credit Agreement.

5. Miscellaneous.

a)	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

b)	Other than as expressly modified pursuant to this Amendment, all provisions of the Credit Agreement (as previously amended, restated or otherwise modified pursuant to the terms thereof) remain unmodified and in full force and effect.

c)	If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of applicable law or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

d)	The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

e)	This Amendment may be executed by one or more of the Parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the Effective Date:

BORROWER:

NEXTTRIP, INC
a Nevada Corporation

By:	/s/ Frank Orzechowski
Name:	Frank Orzechowski
Title:	Chief Financial Officer

LENDER:

MONACO INVESTMENT PARTNERS II, LP
a Limited Partnership organized under the laws of the State of Illinois

By:	/s/ Donald P. Monaco
Name:	Donald P. Monaco
Title:	Managing General Partner

[Signature Page to Amendment of the Line of Credit Agreement]